77Q1(e)(1)

Amendment No. 1 to Restated Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of July 26, 2013 (filed electronically as Exhibit (d)(2) to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on July 25, 2013, File No. 33-64872 and incorporated herein by reference).